                                                                  EXHIBIT 10.36

                   AMENDMENT NO. 1 TO EQUITY CALL AGREEMENT
                   ----------------------------------------


     THIS AGREEMENT, dated as of July __, 1997, is among Physician Health Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital II,
                                          -------
L.P. ("WPC"), Metroplex Hematology/Oncology Associates L.L.P., a Texas limited
       ---
liability partnership ("Metroplex") and the other Investors and Additional
                        ---------
Investors signing below. The parties agree as follows:

     1.  EQUITY CALL AGREEMENT; DEFINITIONS.  This Agreement amends the Equity
         ----------------------------------
Call Agreement dated as of June 16, 1997 (the "Equity Call Agreement"), among
                                               ---------------------
the Company, WPC, Metroplex, BancBoston Ventures, Inc., Mercury Asset Management plc, on behalf of Rowan Nominees Limited, and NatWest Ventures Investments Limited. Capitalized terms not otherwise defined in this Agreement are used as defined in the Equity Call Agreement.

     2.  AMENDMENT OF EQUITY CALL AGREEMENT.  The Equity Call Agreement is
         ----------------------------------
amended as follows, effective as of the date hereof:

     2.1 Amendment of Recital (b). Recital (b) is amended to read in its
         ------------------------
entirety as follows:

     "(b) Certain of the Investors are investing $9,791,901 in the Company's Series B Redeemable Convertible Preferred Stock (the "Series B Voting
                                                      ---------------
Preferred") and in warrants to purchase Voting Common Stock of the Company (the "Voting Common Stock Warrants") on the date hereof pursuant to a Securities
 ----------------------------
Purchase Agreement dated as of the date hereof among the Company and the Investors (as from time to time in effect, the "Securities Purchase Agreement").
                                                -----------------------------
Pursuant to the Securities Purchase Agreement, the Investors have agreed to invest an additional $6,210,620 in the Company's Series B Voting Preferred and Series B Non-Voting Redeemable Convertible Preferred Stock (the "Series B Non-
                                                                 ------------
Voting Preferred" and together with the Series B Voting Preferred, the "Series B
----------------                                                        --------
Stock") and in Voting Common Stock Warrants and warrants to purchase Non-Voting
-----
Common Stock of the Company (the "Non-Voting Common Stock Warrants" and together
                                  --------------------------------
with the Voting Common Stock Warrants, the "Purchase Warrants") on the Payment
                                            -----------------
Date pursuant to this Agreement."

     2.2  Amendment of Exhibit 1.  Exhibit 1 to the Equity Call Agreement is
          ----------------------
amended to read in its entirety as Exhibit 1 attached hereto.

     3.  JOINDER OF ADDITIONAL INVESTORS.  The parties signing on the signature
         -------------------------------
pages below as "Additional Investors" join in and become party to the Equity Call Agreement as Investors.

     4.  GENERAL.  Except to the extent expressly amended hereby, the provisions
         -------
of the Equity Call Agreement shall remain unmodified and are confirmed as being in full force and effect. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement, the Equity Call Agreement and the other items referred to herein or therein constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all present and prior agreements, whether written or oral. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts, which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     The undersigned have executed this Agreement under seal as of the date first above written.

                                       PHYSICIAN HEALTH CORPORATION



                                       By
                                         ---------------------------------------
                                          Title:


                                       WESTON PRESIDIO CAPITAL PARTNERS II, L.P.

                                       By: WESTERN PRESIDIO CAPITAL
                                           MANAGEMENT II, L.P.

                                       By
                                         ---------------------------------------
                                         General Partner


                                       BANCBOSTON INVESTMENTS INC.


                                       By
                                         ---------------------------------------
                                         Title:


                                       MERCURY ASSET MANAGEMENT plc, on
                                       behalf of ROWAN NOMINEES LIMITED


                                       By:
                                          --------------------------------------
                                          Title:


                                       NATWEST VENTURES INVESTMENTS LIMITED


                                       By:
                                          --------------------------------------
                                          Title:

Additional Investors:                  ST. PAUL VENTURE CAPITAL IV, LLC


                                       By:
                                          --------------------------------------
                                          Title:


                                       PARTECH U.S. PARTNERS III C.V.


                                       By:
                                          --------------------------------------
                                          Title:


                                       U.S. GROWTH FUND PARTNERS C.V.


                                       By:
                                          --------------------------------------
                                          Title:


                                       AXA U.S. GROWTH FUND LLC


                                       By:
                                          --------------------------------------
                                          Title:


                                       DOUBLE BLACK DIAMOND II LLC


                                       By:
                                          --------------------------------------
                                          Title:


                                       ALMANORI LIMITED


                                       By:
                                          --------------------------------------
                                          Title:

                                       MULTINVEST LIMITED


                                       By:
                                          --------------------------------------
                                          Title:


                                       NATIONAL CITY VENTURE CORPORATION



                                       By:
                                          --------------------------------------
                                          Title:

                                                                       Exhibit 1
                                                                       ---------

                      EXHIBIT 1 TO EQUITY CALL AGREEMENT
                      ----------------------------------


                                          Number of  Shares of                        Number of Purchase
                                          Series B Stock                              Warrants and Purchase
Name and Address                          and Purchase Price                          Price
----------------                          --------------------                        ---------------------
WESTERN PRESIDIO CAPITAL                  621,000 shares of Series B                  Voting Common Stock Warrants
PARTNERS II, L.P.                         Voting Preferred (convertible               for 62,100 shares of Voting
One Federal Street                        into 621,000 shares of Voting               Common Stock at an exercise
Boston, MA  02210                         Common Stock) at a purchase                 price of $248,151.60 and a
Tel:  (617) 988-2500                      price of $2,484,000                         purchase price of $248.40.
Fax: (617) 988-2515

BANCBOSTON INVESTMENTS                    186,300 shares of Series B                  Voting Common Stock Warrants
INC.                                      Voting Preferred (convertible               for 18,630 shares of Voting
175 Federal Street                        into 186,300 shares of Voting               Common Stock at an exercise
31st Floor                                Common Stock) at a purchase                 price of $74,445.48 and a
Boston, MA  02110                         price of $745,200.                          purchase price of $74.52.
Tel:  (617) 434-5917
Fax:  (617) 434-1153

MERCURY ASSET
MANAGEMENT PLC                            124,200 shares of Series B                  Voting Common Stock Warrants
ON BEHALF OF ROWAN                        Voting Preferred (convertible               for 12,420 shares of Voting
NOMINEES                                  into 124,200 shares of Voting               Common Stock at an exercise
LIMITED                                   Common Stock) at a purchase                 price of $49,630.32 and a
c/o EGL Holdings                          price of $496,800                           purchase price of $49.68
6600 Peachtree-Dunwoody Road
Building 300, Suite 630
Atlanta, GA  30328
Tel:  (770) 339-5633
Fax:  (770) 393-4825

NATWEST VENTURE
INVESTMENTS LIMITED                       62,100 shares of Series B Voting            Voting Common Stock Warrants
c/o EGL Holdings                          Preferred (convertible into                 for 6,210 shares of Voting
6600 Peachtree-Dunwoody Road              62,100 shares of Voting                     Common Stock at an exercise
Building 300, Suite 630                   Common Stock) at a purchase                 price of $24,815.16 and a
Atlanta, GA  30328                        price of $248,400                           purchase price of $24.84.
Tel:  (770) 339-5633
Fax:  (770) 393-4825


                                          Number of Shares of                         Number of Purchase
                                          Series B Stock                              Warrants and Purchase
Name and Address                          and Purchase Price                          Price
----------------                          --------------------                        ---------------------
ST. PAUL VENTURE CAPITAL
IV, LLC                                   186,300 shares of Series B                  Voting Common Stock Warrants
c/o St. Paul Venture Capital, Inc.        Voting Preferred                            for 18,630  shares of Voting
Normandale Office Park, Suite             (convertible into 186,300                   Common Stock at an
1940                                      shares of Voting Common Stock)              exercise price of $74,445.48
8500 Normandale Lake Blvd.                at a purchase price of                      and a purchase price of $74.52.
Bloomington, MN  55437                    $745,200.
Tel:  612-830-7490
Fax:  612-830-7475

PARTECH U.S. PARTNERS III
C.V.                                      99,366 shares of Series B Voting            Voting Common Stock Warrants
c/o Partech International                 Preferred (convertible into                 for 9,937 shares of Voting
50 California Street, Suite 3200          99,366 shares of Voting                     Common Stock at an
San Francisco, CA  94111                  Common Stock)                               exercise price of $39,708.25
Tel:  415-788-2929                        at a purchase price of                      and a purchase price of $39.75.
Fax:  415-788-6763                        $397,464.00


U.S. GROWTH FUND                          54,199 shares of Series B Voting            Voting Common Stock Warrants
PARTNERS C.V.                             Preferred (convertible into                 for 5,420 shares of Voting
c/o Partech International                 54,199 shares of Voting                     Common Stock at an exercise
50 California Street, Suite 3200          Common Stock) at a purchase                 price of $21,658.32 and a
San Francisco, CA  94111                  price of $216,796.00                        purchase price of $21.68.
Tel:  415-788-2929
Fax:  415-788-6763

AXA U.S. GROWTH FUND
LLC                                       27,099 shares of Series B Voting            Voting Common Stock Warrants
c/o Partech International                 Preferred (convertible into                 for 2,710 shares of Voting
50 California Street, Suite 3200          27,099 shares of Voting                     Common Stock at an exercise
San Francisco, CA  94111                  Common Stock) at a purchase                 price of $10,829.16 and a
Tel:  415-788-2929                        price of $108,396.00                        purchase price of $10.84.
Fax:  415-788-6763


DOUBLE BLACK DIAMOND II,
LLC                                       3,613 shares of Series B Voting             Voting Common Stock Warrants
c/o Partech International                 Preferred (convertible into 3,613           for 361 shares of Voting
50 California Street, Suite 3200          shares of Voting Common Stock)              Common Stock at an
San Francisco, CA  94111                  at a purchase price of                      exercise price of $1,442.56
Tel:  415-788-2929                        $14,452.00.                                 and a purchase price of $1.44.
Fax:  415-788-6763


                                          Number of  Shares of                        Number of Purchase
                                          Series B Stock                              Warrants and Purchase
Name and Address                          and Purchase Price                          Price
----------------                          --------------------                        ---------------------

ALMANORI LIMITED
c/o Partech International
50 California Street, Suite 3200          1,373 shares of Series B Voting             Voting Common Stock Warrants
San Francisco, CA  94111                  Preferred (convertible into 1,373           for 137  shares of Voting
Tel:  415-788-2929                        shares of Voting Common Stock)              Common Stock at an exercise
Fax:  415-788-6763                        at a purchase price of                      price of $547.45 and a purchase
                                          $5,492.00                                   price of $0.55.

MULTINVEST LIMITED                        650 shares of Series B Voting               Voting Common Stock Warrants
c/o Partech International                 Preferred (convertible into 650             for 65  shares of Voting Common
50 California Street, Suite 3200          shares of Voting Common Stock)              Stock at an exercise price of
San Francisco, CA  94111                  at a purchase price of                      $259.74 and a purchase price of
Tel:  415-788-2929                        $2,600.00                                   $0.26.
Fax:  415-788-6763


NATIONAL CITY VENTURE                     186,300 shares of Series B Non-             Non-Voting Common Stock
CORPORATION                               Voting Preferred (convertible               Warrants for 18,630 shares of
1965 E. 6th Street                        into 186,300 shares of Non-                 Non-Voting Common Stock at an
Suite 1010                                Voting Common Stock)                        exercise price of $74,445.48
Cleveland, OH  44114                      at a purchase price of                      and a purchase price of $74.52.
Tel:  216-575-9482                        $745,200.
Fax:  216-575-9965
